Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of  MEDIFIRST SOLUTIONS, INC., (“Company”) on Form 10-Q for the quarter ending  September 30, 2012, as filed with the Securities and Exchange Commission on the date hereof ( “Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2012

By: /s/ Bruce Schoengood
Bruce Schoengood
President and Chief Executive Officer
(Principal Executive Officer)

By: /s/ Bruce Schoengood
Bruce Schoengood
Chief Financial Officer
(Principal Financial Officer)